EXECUTION EXHIBIT 10.2

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 20, 2007 and is entered into by and among J. RAY MCDERMOTT, S.A., a Panamanian corporation (the "Borrower"), CERTAIN OF THE GUARANTORS executing the signature pages hereto, CERTAIN LENDERS AND SYNTHETIC INVESTORS (as such terms are defined in the hereinafter described Credit Agreement) listed on the signature pages hereto (the "Lenders"), and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, "Administrative Agent") and as Collateral Agent (in such capacity, "Collateral Agent"), and is made with reference to that certain CREDIT AGREEMENT dated as of June 6, 2006 (as amended by the First Amendment dated as of August 4, 2006, the Second Amendment dated as of December 1, 2006 and the Third Amendment dated as of July 9, 2007, the "Credit Agreement") by and among Borrower, Lenders, Administrative Agent and the other agents party thereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

                                    RECITALS

     WHEREAS, the Borrower has requested that the Lenders and the Synthetic Investors agree to amend certain provisions of the Credit Agreement as provided for herein; and

     WHEREAS, subject to certain conditions provided for herein, the Lenders and the Synthetic Investors are willing to agree to such amendments.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. Amendments

1.1  Amendments to Section 1: Definitions.
     -------------------------------------

     Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

     "Fourth Amendment" means that certain Fourth Amendment to Credit Agreement dated as of July 20, 2007 among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders and Synthetic Investors listed on the signature pages thereto.

     "Fourth Amendment Effective Date" means the date of satisfaction of the conditions referred to in Section II of the Fourth Amendment.

1.2  Amendments to Section 2.12: Fees.
     ---------------------------------

     Section 2.12(b) (Letter of Credit Fees) of the Credit Agreement is hereby amended by inserting the phrase "equal to a percentage per annum as agreed to by each Issuer acting in its sole and individual discretion but in no case greater than" immediately following the words "an issuance fee" and immediately preceding "0.125%" in clause (i) therein.

1.3  Amendments to Schedule I: Commitments.
     --------------------------------------

     Schedule I of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the new Schedule I annexed hereto as Exhibit A. Each Lender that is not, prior to the Fourth Amendment Effective Date a party to the Credit Agreement as a Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it has, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a "Lender" under the Loan Documents and will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender. The Administrative Agent and each Lender hereby agrees that the Increased Amount Date for the New Revolving Commitments set forth on the new Schedule I annexed hereto as Exhibit A shall be the Fourth Amendment Effective Date, notwithstanding that the Increased Amount Date is less than 10 Business Days after the date of the notice of the New Revolving Commitments delivered by the Borrower to the Administrative Agent pursuant to Section 2.18.

1.4  Amendments to Schedule II: Applicable Commitment Fee Rate and Applicable
     ------------------------------------------------------------------------
     Margin.
     -------

     Schedule II of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the new Schedule II annexed hereto as Exhibit B.

SECTION II. CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fourth Amendment Effective Date"):

     A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by the Borrower, each of the Guarantors and 100 % of all the affected Lenders and affected Synthetic Investors (it being understood that such unanimous vote may be obtained following the utilization by the Borrower of its option to cause the assignment of the Loans held by or amounts on deposit in the Sub-Account of, as the case may be, any Non-Consenting Lender pursuant to subsection 11.1(c) of the Credit Agreement).

     B. Opinions. The Administrative Agent shall have received favorable written opinions of (a) Baker Botts L.L.P., counsel to the Loan Parties, and (b) Liane
K. Hinrichs, Vice President, General Counsel and Corporate Secretary of the Borrower, in each case dated as of the Fourth Amendment Effective Date addressing such matters as the Administrative Agent may reasonably request.

SECTION III. REAFFIRMATION OF CREDIT SUPPORT

     A. Each of the Borrower and each Guarantor (each, individually, a "Credit Support Party" and, collectively, the "Credit Support Parties") has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under, and the Liens granted by such Credit Support Party as collateral security for the Indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects

     B. Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION IV. REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders and Synthetic Investors to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender and each Synthetic Investor that the following statements are true and correct in all material respects:

     A. Corporate Power and Authority. The Borrower and each Guarantor has all requisite corporate or other organizational power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents.

     B. Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate or other organizational action on the part of the Borrower and each Guarantor.

     C. No Conflict. The execution and delivery by the Borrower and each Guarantor of this Amendment does not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of the Borrower or any such Guarantor or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any Guarantor, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Credit Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any such Guarantor (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of the Borrower or any Guarantor except for such approvals or consents which will be obtained on or before the Fourth Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

     D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by the Borrower or any Guarantor, except for such actions, consents and approvals the failure of which to obtain or make could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     E. Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each such Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article IV of the Credit Agreement are and will be true and correct in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default, except for the events expressly being waived hereby.

SECTION V. MISCELLANEOUS

     A.   Effect on the Credit Agreement and the Other Loan Documents.

     (i) Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (ii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Lender or Synthetic Investor under, the Credit Agreement or any of the other Loan Documents except as otherwise expressly provided for herein.

     B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

               [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



BORROWER:                  J. RAY MCDERMOTT, S.A.

                           By:      /s/ Janet Duncan
                              ------------------------------------------------
                                Name:  Janet Duncan
                                Title: Assistant Treasurer


GUARANTORS:                GLOBAL ENERGY-MCDERMOTT LIMITED
                           J. RAY MCDERMOTT ENGINEERING, LLC
                           J. RAY MCDERMOTT HOLDINGS, LLC
                           J. RAY MCDERMOTT, INC.
                           J. RAY MCDERMOTT SOLUTIONS, INC.
                           J. RAY MCDERMOTT TECHNOLOGY, INC.
                           J. RAY MCDERMOTT UNDERWATER SERVICES, INC.
                           J. RAY MCDERMOTT WEST AFRICA HOLDINGS, INC.
                           J. RAY MCDERMOTT WEST AFRICA, INC.
                           MCDERMOTT TRADE CORPORATION
                           MENTOR SUBSEA TECHNOLOGY SERVICES, INC.
                           OFFSHORE PIPELINES INTERNATIONAL, LTD.
                           OPI VESSELS, INC.
                           OPMI, LTD.
                           SABINE RIVER REALTY, INC.
                           SPARTEC, INC.


                           By:     /s/ Janet Duncan
                               -----------------------------------------------
                                Name:  Janet Duncan
                                Title: Assistant Treasurer of each of the
                                       above-named Guarantors

                           J. RAY MCDERMOTT DE MEXICO, S.A.
                                 DE C.V.


                           By:     /s/ Stephen C. Howard
                               -----------------------------------------------
                                Name:  Stephen C. Howard
                                Title: Assistant Treasurer


                           MCDERMOTT SERVICOS DE CONSTRUCAO, LTDA.

                                    By:  J. Ray McDermott, Inc., its majority
                                         equity holder

                           By:     /s/ Janet Duncan
                               -----------------------------------------------
                                Name:  Janet Duncan
                                Title: Assistant Treasurer


                           OFFSHORE PIPELINES SDN. BHD.

                                    By:  Offshore Pipelines International,
                                         Ltd., its sole shareholder

                           By:     /s/ Janet Duncan
                               -----------------------------------------------
                                Name:  Janet Duncan
                                Title: Assistant Treasurer


                           J. RAY MCDERMOTT (NIGERIA) LTD.
                           MCDERMOTT INTERNATIONAL B.V.


                           By:     /s/ Robert E. Stumpf
                               -----------------------------------------------
                                Name:  Robert E. Stumpf
                                Title: Assistant Secretary of each of the
                                       above-named Guarantors

                           Executed as a Deed by:

                           J. RAY MCDERMOTT INTERNATIONAL     VESSELS, LTD.


                           By:     /s/ Janet Duncan
                               -----------------------------------------------
                                Name:  Janet Duncan
                                Title: Assistant Treasurer

                           In the presence of:


                           By:     /s/ Robert E. Stumpf
                               -----------------------------------------------
                                Name:  Robert E. Stumpf
                                Title: Attorney-in-Fact

AGENT and LENDER:          CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
                           as Administrative Agent, Lender, Synthetic Investor and Collateral Agent

                           By:     /s/ Robert Hetu
                               -----------------------------------------------
                                Name:  Robert Hetu
                                Title: Managing Director



                           By:     /s/ Denise L. Alvarez
                               -----------------------------------------------
                                Name:  Denise L. Alvarez
                                Title: Associate

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           ARAB BANKING CORPORATION (B.S.C.)


                           By:     /s/ Robert Ivosevich
                               ----------------------------------------------
                                   Name:  Robert Ivosevich
                                   Title: General Manager



                           By:     /s/ Rami El-Rifai
                               -----------------------------------------------
                                   Name:  Rami El-Rifai
                                   Title: Vice President

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           BANK OF AMERICA, N.A.


                           By:     /s/ Robert W. Troutman
                               -----------------------------------------------
                                   Name:  Robert W. Troutman
                                   Title: Managing Director

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           THE BANK OF NOVA SCOTIA


                           By:     /s/ D. Mills
                               -----------------------------------------------
                                   Name:  D. Mills
                                   Title: Director

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           BNP PARIBAS


                           By:     /s/ Pierre-Nicholas Rogers
                               -----------------------------------------------
                                   Name:  Pierre-Nicholas Rogers
                                   Title: Managing Director



                           By:     /s/ Jamie Dillon
                               -----------------------------------------------
                                   Name:  Jamie Dillon
                                   Title: Managing Director

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           CALYON NEW YORK BRANCH


                           By:     /s/ Page Dillehunt
                               -----------------------------------------------
                                   Name:  Page Dillehunt
                                   Title: Managing Director



                           By:     /s/ Michael Willis
                               -----------------------------------------------
                                   Name:  Michael Willis
                                   Title: Director

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           FORTIS CAPITAL CORP.


                           By:     /s/ Svein Engh
                               -----------------------------------------------
                                   Name:  Svein Engh
                                   Title: Managing Director



                           By:     /s/ Joe Maxwell
                               -----------------------------------------------
                                   Name:  Joe Maxwell
                                   Title: Senior Vice President

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           JPMORGAN CHASE BANK, N.A.


                           By:     /s/ Dianne L. Russell
                               -----------------------------------------------
                                   Name:  Dianne L. Russell
                                   Title: Vice President

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           MIZUHO CORPORATE BANK, LTD.


                           By:     /s/ Raymond Ventura
                               -----------------------------------------------
                                   Name:  Raymond Ventura
                                   Title: Deputy General Manager

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           NATIXIS


                           By:     /s/ Donovan C. Broussard
                               -----------------------------------------------
                                   Name:  Donovan C. Broussard
                                   Title: Managing Director



                           By:     /s/ Daniel Payer
                               -----------------------------------------------
                                   Name:  Daniel Payer
                                   Title: Director

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           NATIONAL CITY BANK


                           By:     /s/ Stephen Monto
                               -----------------------------------------------
                                   Name:  Stephen Monto
                                   Title: Vice President

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           PNC BANK, NATIONAL ASSOCIATION


                           By:     /s/ W. J. Bowne
                               -----------------------------------------------
                                   Name:  W. J. Bowne
                                   Title: Managing Director

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           UBS LOAN FINANCE LLC


                           By:     /s/ Mary E. Evans
                               -----------------------------------------------
                                   Name:  Mary E. Evans
                                   Title: Associate Director



                           By:     /s/ Irja R. Otsa
                               -----------------------------------------------
                                   Name:  Irja R. Otsa
                                   Title: Associate Director

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           WACHOVIA BANK, NATIONAL ASSOCIATION


                           By:     /s/ Kenneth C. Coulter
                               -----------------------------------------------
                                   Name:  Kenneth C. Coulter
                                   Title: Vice President

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           AMEGY BANK N.A.


                           By:     /s/ Michael Skarke
                               -----------------------------------------------
                                   Name:  Michael Skarke
                                   Title: Banking Officer

LENDERS and
SYNTHETIC INVESTORS
                           By signing below, you have indicated your consent to the Fourth Amendment to the Credit Agreement


                           Name of Institution:

                           WHITNEY NATIONAL BANK


                           By:     /s/ Larry Stephens
                               -----------------------------------------------
                                   Name:  Larry Stephens
                                   Title: Vice President

ADDITIONAL GUARANTORS:     CHARTERING COMPANY (SINGAPORE) PTE. LTD.
                           EASTERN MARINE SERVICES, INC.
                           HYDRO MARINE SERVICES, INC.
                           INTERNATIONAL VESSELS LTD.
                           J. RAY MCDERMOTT (AUST.) HOLDING PTY. LIMITED
                           J. RAY MCDERMOTT ASIA PACIFIC PTE. LTD.
                           J. RAY MCDERMOTT CONTRACTORS, INC.
                           J. RAY MCDERMOTT FAR EAST, INC.
                           J. RAY MCDERMOTT INTERNATIONAL, INC.
                           J. RAY MCDERMOTT MIDDLE EAST INC.
                           MCDERMOTT (MALAYSIA) SENDIRIAN BERHAD
                           MCDERMOTT CASPIAN CONTRACTORS, INC.
                           MCDERMOTT FAR EAST, INC.
                           MCDERMOTT GULF OPERATING   COMPANY, INC.
                           MCDERMOTT INDUSTRIES (AUST.) PTY. LIMITED
                           MCDERMOTT OLD JV OFFICE, INC.
                           MCDERMOTT OVERSEAS, INC.
                           NORTH ATLANTIC VESSEL, INC.
                           PT. J. RAY MCDERMOTT INDONESIA
                           J. RAY MCDERMOTT CANADA HOLDING, LTD.
                           J. RAY MCDERMOTT CANADA, LTD.
                           MCDERMOTT INTERNATIONAL VESSELS, INC.


                           By:     /s/ Janet Duncan
                               -----------------------------------------------
                           Name:    Janet Duncan
                           Title:   Assistant Treasurer of each of the
                                    above-named Guarantors

                           J. RAY MCDERMOTT EASTERN HEMISPHERE LIMITED
                           MCDERMOTT MARINE CONSTRUCTION LIMITED


                           By:     /s/ Stephen C. Howard
                               -----------------------------------------------
                           Name:    Stephen C. Howard
                           Title:   Assistant Treasurer of each of the
                                    above-named Guarantors



                           J. RAY MCDERMOTT INVESTMENTS B.V.
                           MCDERMOTT INTERNATIONAL MARINE
                              INVESTMENTS N.V.
                           VARSY INTERNATIONAL, N.V.


                           By:     /s/ Robert E. Stumpf
                               -----------------------------------------------
                           Name:    Robert E. Stumpf
                           Title:   Assistant Secretary of each of the
                                    above-named Guarantors


                           J. RAY MCDERMOTT INTERNATIONAL SERVICES LIMITED MCDERMOTT HOLDINGS (U.K.) LIMITED
                           MCDERMOTT MARINE UK LIMITED
                           MENTOR ENGINEERING CONSULTANTS LIMITED


                           By:     /s/ Robert E. Stumpf
                               -----------------------------------------------
                           Name:    Robert E. Stumpf
                           Title:   Joint Secretary of each of the above-named
                                    Guarantors


                           MCDERMOTT OFFSHORE SERVICES COMPANY, INC.


                           By:     /s/ Robert E. Stumpf
                               -----------------------------------------------
                           Name:    Robert E. Stumpf
                           Title:   Secretary and Treasurer

                                    EXHIBIT A

                                                                      Schedule I
                                                             To Credit Agreement

                             Revolving Commitments

                    Lender                            Revolving Commitment
----------------------------------------------- --------------------------------
             Bank of America, N.A.                       $50,000,000.00
            Calyon New York Branch                       $50,000,000.00
             Fortis Capital Corp.                        $50,000,000.00
           JPMorgan Chase Bank, N.A.                     $50,000,000.00
      Wachovia Bank, National Association                $50,000,000.00
     Credit Suisse, Cayman Islands Branch                $45,000,000.00
          Natixis Banques Populaires                     $37,500,000.00
                      BNP                                $25,000,000.00
             Whitney National Bank                       $25,000,000.00
          Mizuho Corporate Bank, Ltd.                    $24,500,000.00
              Bank of Nova Scotia                        $20,000,000.00
        PNC Bank, National Association                   $17,000,000.00
              National City Bank                         $16,000,000.00
        Amegy Bank National Association                  $15,000,000.00
           Arab Banking Corporation                      $15,000,000.00
             UBS Loan Finance LLC                        $10,000,000.00
                     Total                              $500,000,000.00

                                                                       EXHIBIT B

                                   Schedule II
                                   -----------

              Applicable Commitment Fee Rate and Applicable Margin
              ----------------------------------------------------


1.       Applicable Commitment Fee Rate
         ------------------------------

"Applicable Commitment Fee Rate" means, with respect to the Revolving Facility, the applicable percentage per annum on the undrawn portion of the Revolving Commitments, determined by reference to the credit ratings of the Facilities by each of S&P and Moody's, respectively, in effect from time to time as set forth below; provided that if no such credit rating is available from either S&P or Moody's then the Applicable Commitment Fee Rate shall be the highest rate set forth below; provided further that if the ratings from Moody's and S&P fall within one different level set forth below, pricing shall be based on the higher rating, provided further that if the ratings from Moody's and S&P fall within two different levels set forth below, pricing shall be based on the level one level higher than the lowest of the two ratings:

                      Commitment Fee for Revolving Facility

            Credit Ratings                          Commitment Fee
---------------------------------------- ---------------------------------------
Baa2 or BBB or better                    0.250%
Baa3 or BBB-                             0.300%
Less than Baa3 or BBB-                   0.375%


2.   Applicable Margin for Revolving Loans
     -------------------------------------

"Applicable Margin" means, with respect to Revolving Loans that are (i) Eurodollar Rate Loans, a percentage, per annum, determined by reference to the credit ratings of the Facilities by each of S&P and Moody's, respectively, in effect from time to time as set forth below; provided that if no such credit rating is available from either S&P or Moody's then the Applicable Margin shall be the highest margin set forth below; provided further that if the ratings from Moody's and S&P fall within one different level set forth below, pricing shall be based on the higher rating, provided further that if the ratings from Moody's and S&P fall within two different levels set forth below, pricing shall be based on the level one level higher than the lowest of the two ratings:

            Credit Ratings               Applicable Margin for Revolving Loans
----------------------------------------- --------------------------------------
Baa2 or BBB or better                     1.00%
Baa3 or BBB-                              1.25%
Ba1 or BB+                                1.50%
Less than Ba1 or BB+                      1.75%

and (ii) with respect to Revolving Loans that are Base Rate Loans, an amount equal to (a) the Applicable Margin for Eurodollar Rate Loans as set forth above, as applicable, minus (b) 1.00% per annum.